Credit from Banks and Others (Schedule of Restrictions on the Group Relating to the Receipt of Credit) (Details) $ in Millions		Dec. 31, 2025 USD ($)		Dec. 31, 2024 USD ($)
Credit From Banks And Others [Abstract]
Financial covenants total shareholder's greater than $2,000 million		$ 5,983	[1],[2]	$ 5,724
Financial Covenant: Ratio of EBITDA to net interest expenses equal to or greater than 3.5	[1],[2]	15.48
Financial Covenant: Ratio of the net financial debt to EBITDA less than 3.5	[1],[2]	1.35
Financial Covenant: Ratio of certain subsidiaries loans to the total assets of the consolidated company less than 10%	[1],[2]	2.74%

[1]	The EBITDA calculation for the financial covenants, which amounted to $1,412 million in 2024, is according to the agreements with the financial institutions.
[2]	The examination of compliance with the financial covenants is based on the Company's consolidated financial statements. As of December 31, 2024, the Company complies with all of its financial covenants.